SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2001


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

              Georgia                                    58-2213805
  (State or other jurisdiction of               (IRS Employer Identification
           incorporation)                                   No.)




          2300 Windy Ridge Parkway
              Suite 100 North
              Atlanta, Georgia                               30339-8426
  (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A

Item 5.  Other Events.

     On October 8, 2001, The Profit Recovery Group International, Inc. ("PRG") issued a press release commenting on its third quarter 2001 outlook. PRG hereby incorporates by reference herein the information set forth in its Press Release dated October 8, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     Exhibit Number              Description
     --------------              -----------
     99.1                        Press Release dated October 8, 2001


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC.



Date:  October 9, 2001             By: /s/  Donald E. Ellis, Jr.
                                       ----------------------------------------
                                       Donald E. Ellis, Jr., Executive
                                       Vice President, Chief Financial Officer
                                       and Treasurer





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